                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                      February 10, 2004 (February 9, 2004)

                     St. Mary Land & Exploration Company
             (Exact name of registrant as specified in its charter)

          Delaware                     001-31539                41-0518430
(State or other jurisdiction          (Commission             (I.R.S Employer
      of incorporation)              File Number)           Identification No.)

             1776 Lincoln Street, Suite 700, Denver, Colorado 80203
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 861-8140

                                 Not applicable
         (Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

On February 9, 2004, St. Mary Land & Exploration Company issued a press release announcing its repurchase of 3,380,818 restricted shares of St. Mary common stock from Flying J Oil & Gas Inc. and Big West Oil & Gas Inc for
$91,000,000 or $26.92 per share. This press release is attached hereto as
Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

            The following exhibit is furnished as part of this report:

            Exhibit 99.1  Press  release  of St.  Mary  Land  & Exploration
                          Company dated February 9, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     ST. MARY LAND & EXPLORATION COMPANY

Date:  February 10, 2004                  By: /S/ DAVID W. HONEYFIELD
                                              -----------------------
                                              David W. Honeyfield
                                              Vice President - Finance,
                                              Treasurer and Secretary